ONE PRICE CLOTHING STORES, INC.
                              1875 East Main Street
                           Highway 290, Commerce Park
                          Duncan, South Carolina 29334



                                  May 10, 2002




Dear Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of One Price Clothing Stores, Inc. (the "Company") to be held at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on Wednesday, June 12, 2002, at 10:00 a.m. local time.

         The  principal  business of the meeting will be to elect  directors for the ensuing year, to consider and take action on a proposal to approve an amendment to the Company's Certificate of Incorporation authorizing the reduction of its authorized common stock from 35,000,000 to 10,000,000 shares, and to review the results of the past year and report on our operations during the first quarter of fiscal 2002.

         We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

                                                     Sincerely yours,




                                                     Leonard M. Snyder
                                                     Chairman of the Board

                         ONE PRICE CLOTHING STORES, INC.
                              1875 East Main Street
                           Highway 290, Commerce Park
                          Duncan, South Carolina 29334

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2002
--------------------------------------------------------------------------------

         The annual meeting of stockholders (the "Annual Meeting") of One Price Clothing Stores, Inc. (the "Company") will be held on Wednesday, June 12, 2002, at 10:00 a.m. local time, at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, for the purpose of considering and acting upon the following:

     1.   The election of seven directors for the ensuing year;

     2.   A proposal to approve a further  amendment  to the  Company's  Amended
          Certificate  of   Incorporation   authorizing  the  reduction  of  its
          authorized common stock from 35,000,000 to 10,000,000 shares; and

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The Company has fixed April 23, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company at the close of business on April 23, 2002, will be entitled to vote at the Annual Meeting and any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                    By Order of the Board of Directors,




                                    Grant H. Gibson
                                    Secretary

Duncan, South Carolina
May 10, 2002

                         ONE PRICE CLOTHING STORES, INC.

                              1875 East Main Street
                           Highway 290, Commerce Park
                          Duncan, South Carolina 29334
                                 (864) 433-8888


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of One Price Clothing Stores, Inc. (the "Company") of proxies to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on Wednesday, June 12, 2002, at 10:00 a.m. local time. The approximate date of mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy card is May 10, 2002.

                                  VOTING RIGHTS

         Only stockholders of record at the close of business on April 23, 2002 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were [2,981,626] shares outstanding of the Company's common stock, $.01 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote.

         Each stockholder of record at the close of business on April 23, 2002 will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation that is received in time to be voted at the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the directions, if any, given in such proxy. If no contrary directions are given, all shares represented by a proxy will be voted FOR the proposal in Item 1 of the proxy to elect as directors the nominees named in this Proxy Statement, FOR the proposal in Item 2 of the proxy to approve an amendment to the Company's Certificate of Incorporation to reduce its authorized Common Stock from 35,000,000 to 10,000,000 shares, and in accordance with the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A stockholder may revoke a proxy by: (i) delivering to the Secretary of the Company, at or before the Annual Meeting, an instrument revoking the proxy bearing a date later than the proxy; (ii) delivering to the Secretary of the Company, at or before the Annual Meeting, a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and either giving notice of revocation to the Secretary of the Company or expressing to the Secretary of the Company a desire to vote his or her shares in person in a manner contrary to that set forth in his or her previous proxy (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any instrument revoking a proxy should be sent to: One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary.

         The holders of a majority of shares of Common Stock who are entitled to vote must be present in person, or represented by proxy, to constitute a quorum and act upon the proposed business. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding on the record date and entitled to vote on the matter is required to approve Item 2, the proposal to amend the Company's Certificate of Incorporation.

         An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for purposes of determining a quorum. Each is tabulated separately. Broker non-votes are not counted for purposes of determining the votes cast for directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld for a nominee for director will be excluded in calculating the votes received in favor of such nominee. Regarding Item 2 on the proxy, abstentions and broker non-votes have the same effect as negative votes. On any other matter that may properly come before the annual meeting or any adjournment, broker non-votes are not counted, but abstentions are counted as negative votes.


                              SECURITY OWNERSHIP OF
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of April 23, 2002, except as otherwise noted, information regarding the persons known by the Company to own beneficially more than five percent of the Company's Common Stock. Information regarding security ownership of individual directors is included under "Election of Directors" below. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and dispositive power with respect to all of the shares of Common Stock shown as beneficially owned by them.


              Name and Address                               Amount and Nature                     Percentage of Total
             of Beneficial Owner                          Of Beneficial Ownership                  Outstanding Shares
             -------------------                          -----------------------                  ------------------

Henry D. Jacobs, Jr.                                            496,629 (1)                             [16.7]%
320 Dale Drive
Spartanburg, SC 29307

FMR Corp.                                                       293,986 (2)                              [9.9]%
82 Devonshire Street
Boston, MA 02109

Ashraf Adhi                                                     232,705 (3)                              [7.8]%
Mohammad Ayub Sorathia
Muhammad Munaf Atara
1950 Sugar Lake Court
Lawrenceville, GA  30043-5050

Dimensional Fund Advisors Inc.                                  207,143 (4)                              [6.9]%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

(1) Mr. Jacobs is a founder of the Company and the former Chairman of the Board. He retired as Chairman on June 10, 1998. The information regarding ownership of shares was derived from the Schedule 13G filed by Mr. Jacobs with the SEC on February 12, 2002. According to such Schedule 13G, Mr. Jacobs has sole voting and dispositive power with respect to 449,486 shares. The figure shown includes 47,143 shares owned by Mr. Jacobs' spouse, as to which he may be deemed to share voting and dispositive power but disclaims beneficial ownership.

(2) The information regarding ownership of shares was derived from the Schedule 13G of FMR Corp. ("FMR") dated February 14, 2002. The Schedule 13G states that Fidelity Management & Research Company ("Fidelity") is a wholly owned subsidiary of FMR and an investment advisor to various investment companies, including the Fidelity Low-Priced Stock Fund ("Fidelity Fund"), and that Fidelity Fund owns all of the indicated shares. According to the
     Schedule 13G, Fidelity Fund's Board of Trustees has sole voting power with respect to all of the indicated shares. Each of Mr. Edward C. Johnson III, FMR, through control of Fidelity, and the Fidelity Fund has power to dispose of all of the shares indicated. Through ownership of common stock of FMR and a shareholder's agreement, members of the Johnson family (including Ms. Abigail Johnson) may be deemed to form a controlling group with respect to FMR.

(3) The information regarding ownership of shares of this group of three individual filers was derived from the Schedule 13G dated January 22, 2002. This Schedule 13G states that the total shares owned are owned beneficially by each member individually, and that such shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the intent of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect. Certain members of this group, including Mr. Muhammad Munaf Atara, have supplied merchandise to the Company for several years. In fiscal 2001 purchases from such group, including Mr. Atara, were not material.

(4) The information regarding ownership of shares was derived from the Schedule 13G of Dimensional Fund Advisors Inc. ("Dimensional") dated January 30, 2002. All of the indicated shares are owned by advisory clients of Dimensional, no one of which to the knowledge of Dimensional owns more than 5% of the class. In its role as investment adviser or manager, Dimensional possesses voting and/or dispositive power with respect to all of the indicated shares. Dimensional disclaims beneficial ownership of all of the indicated shares.


                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

INFORMATION RESPECTING NOMINEES FOR DIRECTOR

         The Company's By-Laws provide that the Company shall have at least three and no more than nine directors, the exact number to be determined by resolution of the Board of Directors from time to time. The Board of Directors has, by resolution, established the number of directors at eight. Since there are seven nominees for election, proxies cannot be voted for more than seven persons. The Board of Directors anticipates filling the eighth position as soon as practicable after the Annual Meeting, following receipt and review of recommendations from the Governance Committee, which acts as the nominating committee for the Board of Directors. Shares may not be voted cumulatively in the election of directors. Directors are elected by a plurality of votes of shares present in person or represented by proxy at the meeting. Withheld votes and broker non-votes have no effect on the election of directors. Each of the directors elected at the meeting will serve until his or her successor is duly elected and qualified or until his or her earlier resignation or removal in accordance with the Company's By-Laws.

         Unless a stockholder directs otherwise, it is the intention of the persons named as proxy holders in the enclosed proxy card to vote each of the proxies for the election of the persons named below as directors. Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event that any nominee is not available or able to serve, the shares represented by proxies will be voted for such substitute as shall be designated by the Board.

         The table below sets forth for each nominee (based upon information supplied by him or her), his or her name, age, principal occupation and business experience for the past five years, length of service as a director of the Company, and the number of shares, nature of beneficial ownership and percentage of the outstanding shares of Common Stock beneficially owned by him or her, all as of April 23, 2002.

                                                                                        Amount and Nature
                                                                                          of Beneficial         Percentage of Total
Name and Age                     Principal Occupation            Director Since             Ownership          Outstanding Shares(1)
------------                     --------------------            --------------             ---------          ---------------------

Leonard M. Snyder                Executive Chairman and               1998                 [74,427](3)                   [2.5]%
        54                       Chief Executive Officer
                                 (2)

Renee M. Love                    Chairman of Omega Group              2000                6,074 (5) (6)                   (16)
       56                        (4)

Laurie M. Shahon                 President of Wilton                  1994                  12,861 (6) (8)                (16)
                                 Capital
       50                        Group (7)

Malcolm L. Sherman               Chairman  of Gordon                  1993                 12,146 (6) (8)                 (16)
       70                        Brothers Advisory Group
                                 (9)

James M. Shoemaker, Jr.          Member of the law firm of            1991                  24,572 (6) (8)                (16)
       69                        Wyche, Burgess, Freeman &                                    (11)
                                 Parham, P.A. (10)

Robert J. Stevenish              Chairman, President and              2000               5,716 (6) (13)                   (16)
       58                        Chief Executive Officer of
                                 Netmarket Group, Inc. (12)

Allan Tofias                     Consultant and Director              1999               7,145 (6) (15)                   (16)
       72                        (14)

(1) Pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, percentages have been computed on the assumption that shares of Common Stock that can be acquired within 60 days of the record date of April 23, 2002 upon the exercise of options or the lapse of the risks of forfeiture under grants of Restricted Stock by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

(2) Mr. Snyder was appointed Executive Chairman and interim Chief Executive Officer on January 15, 2001 upon acceptance by the Board of Directors of the resignation of Mr. Larry Kelley as President and Chief Executive Officer. Following his election as a director on June 10, 1998, Mr. Snyder was appointed Non-Executive Chairman by the Board. From April 16, 1998 until his appointment as Non-Executive Chairman, he also served as a consultant to the Company. Mr. Snyder has been a marketing and management consultant since January 1995. From April 1987 to October 1994, he served as Chairman and Chief Executive Officer of Lamonts Apparel, Inc., a chain of approximately 55 family apparel stores, with over $250 million in sales. Prior to his tenure at Lamonts, Mr. Snyder held executive positions with Allied Stores. Mr. Snyder also serves as a member of the board of directors of Harold's, a chain of specialty apparel stores, and of Paper Calmenson & Company, a diversified steel company.

(3) [The figure shown includes 21,429 shares subject to presently exercisable stock options, 18,574 shares of Restricted Stock of which 10,001 carry a risk of forfeiture subject to certain conditions, and 25,000 shares of Common Stock with a grant date effective February 28, 2002 which shares may be awarded from shares of Common Stock re-purchased in the open market by the Company pursuant to the Company's Stock Repurchase Program.]

(4) Ms. Love serves as Chairman and Chief Executive Officer of Omega Group, a strategic consulting company, which she founded in 1980.

(5) The figure shown includes 1,787 shares subject to presently exercisable stock options.

(6) The figure shown includes a grant of options to purchase 1,429 shares granted on June 6, 2001, which options will vest on June 11, 2002, provided the director remains a director at such date.

(7) Since January 1994, Ms. Shahon has served as President of Wilton Capital Group, which makes principal investments in later stage venture capital companies and medium-sized management buyouts. Ms. Shahon also serves as a member of the board of directors of Homeland Stores, Incorporated, a chain of supermarkets.

(8) The figure shown includes 8,574 shares subject to presently exercisable stock options.

(9) Mr. Sherman has served as Chairman of the Board of Advisors of Gordon Brothers, a financial services corporation, since 1993. Mr. Sherman has also served as Chairman of the Board of Directors of StethTech Corporation, a medical devices company, since 1994. Mr. Sherman serves as a director of Maxwell Shoe Company, a designer and marketer of women's and children's footwear, and Active International, Inc., a corporate trading company. Mr. Sherman served from 1996 to 1999 as the Chairman and Chief Executive Officer of Ekco Group, Inc., a manufacturer and marketer of branded houseware products, and as interim Chief Executive Officer of SmartBargains, an Internet retailer.

(10) Mr. Shoemaker has been a member of the law firm of Wyche, Burgess, Freeman & Parham, P.A., the Company's principal outside counsel, since 1965. Mr. Shoemaker also serves as a member of the board of directors of Palmetto Bancshares, Inc., Ryan's Family Steak Houses, Inc. and Span-America Medical Systems, Inc.

(11) The figure shown includes 1,286 shares owned by Mr. Shoemaker's spouse and 1,715 shares in a trust of which Mr. Shoemaker is a co-trustee for his adult children, as to which he may be deemed to share voting and dispositive power, but disclaims beneficial ownership.

(12) Since September 2001, Mr. Stevenish has served as President and Chief Executive Officer of Trilegiant Corporation, the largest membership services and loyalty business in the United States, providing products and services to over 100 million Americans. Trilegiant Corporation is the successor to Cendant Membership Services Inc. and Cendant Incentives. From July 1, 2000 to September 2001, Mr. Stevenish has served as Chairman, President and Chief Executive Officer of Netmarket Group, Inc., a national membership and retail company, serving members through catalog and on-line shopping services. From January 2000 to July 2000, Mr. Stevenish served as President and Chief Executive Officer of RU4.com, an Internet company. From June 1997 to January 2000, Mr. Stevenish served as President and Chief Executive Officer of FEDCO, a mutual benefit non-profit retail company. FEDCO filed a plan of reorganization under Chapter 11 of the Bankruptcy Code on July 9, 1999, and emerged from bankruptcy on December 16, 1999. From October 1995 to April 1997, Mr. Stevenish served as Executive Vice President of Montgomery Ward, where he was responsible for operations. From November 1993 to October 1995, Mr. Stevenish served as Executive Vice President and Chief Operating Officer of Hills Stores, where he also served as a member of the board of directors. Prior to Hills, Mr. Stevenish spent 24 years with J.C. Penney, including six as Director of Specialty Retailing, where he was responsible for managing and directing the exploration of growth opportunities. He is a member of the board of directors of the International Mass Retail Association and of the FEDCO charitable foundation of Southern California, and a member of the board of advisors of Modell's Sporting Goods.

(13) The figure shown includes 1,429 shares subject to presently exercisable stock options.

(14) Mr. Tofias is a Certified Public Accountant. Since January 1998, his principal occupation has been as a consultant. He is the founder of Tofias, Fleishman, Shapiro & Co., P.C., one of the largest regional accounting firms in the Northeast, where he was the managing shareholder from 1966 to 1995 and chairman of the board from 1995 to December 1997. Mr. Tofias serves as a member of the board of directors and as chairman of the audit committee of Rowe Companies, which is engaged in the design and manufacture of furniture and the operation of retail furniture stores. Mr. Tofias also serves as a trustee and chairman of the audit committee of Gannett, Welch & Kotler Mutual Funds.

(15) The figure shown includes 2,858 shares subject to presently exercisable stock options.

(16) Less than one percent (1%).

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                 EACH OF THE NOMINEES SET FORTH IN PROXY ITEM 1.

DIRECTORS' FEES

         The Board pays directors' fees to all eligible directors. The current guidelines provide for directors' fees of $20,000 per annum for all four regularly scheduled meetings, plus $2,000 per day for any special meetings of the Board beyond the four regularly scheduled meetings. In 1998 the guidelines were clarified to expressly eliminate fees for phone meetings of the Board under thirty minutes and to provide for a fee of $500 per phone meeting lasting over thirty minutes. During fiscal 2001, each non-employee director, other than Mr. Leonard Snyder, received fees of $3,500 per annum for each committee on which such director served, and an additional $2,500 per annum for chairing a committee of the board of directors. Committee fees are all-inclusive and are not based upon the number of meetings held, whether in person or by telephone. Individual Board members may receive additional compensation for Board and Committee related activities performed beyond the normal scope of their duties. Each eligible director receives an annual grant of options with respect to 1,429 shares of Common Stock. In addition to, or in lieu of, such annual grant of options a director may, at the discretion of the Compensation Committee, receive a grant of Restricted Stock, subject to the terms of the Director Stock Option Plan, as amended. Mr. Snyder was a recipient of an award of Restricted Stock (see footnote 3 to "Election of Directors - Information Respecting Nominees for Director").

MEETINGS AND COMMITTEES

         During the 2001 fiscal year, the Board of Directors met eight times, four times in person and four times by telephone. Each member of the Board attended at least 75% of the total number of meetings of the Board of Directors and committees on which he or she served.

         The Board of Directors has an Audit Committee which is responsible for reviewing and making recommendations regarding the Company's engagement of independent auditors, the annual audit of the Company's financial statements, and the Company's internal accounting practices and policies. Currently, there are three members of the Audit Committee, each of whom is an "independent" director: Allan Tofias, Malcolm L. Sherman and Robert J. Stevenish. Mr. Tofias serves as Chairman of this committee. It is anticipated that this committee will consist of three members of the Board following the Annual Meeting. The Audit Committee met seven times in fiscal 2001, four times in person and three times by telephone.

         The Board of Directors also has a Compensation Committee, the function of which is to make recommendations to the Board of Directors as to the salaries and bonuses of the officers of the Company and to authorize the grant of options and/or Restricted Stock to eligible individuals pursuant to the Company's 1991 Stock Option Plan and the Director Stock Option Plan. Currently the Compensation Committee consists of three members, each of whom is an "independent" director:
Laurie M. Shahon, Renee M. Love, and James M. Shoemaker, Jr. Ms. Shahon serves as Chairman of this committee. The Compensation Committee met [nine] times in fiscal 2001, [four] times in person and [five] times by telephone.

         The Board of Directors also has a Governance Committee, which is authorized to make recommendations to the Board of Directors as to governance matters concerning the Company. Currently the Governance Committee consists of the following three members, each of whom is an "independent" director: James M. Shoemaker, Jr., Laurie M. Shahon and Malcolm L. Sherman. Mr. Sherman serves as Chairman of this committee. The Board of Governance Committee met [eight] times in fiscal 2001, [three] times in person and [five] times by telephone.

         Although currently inactive, effective February 1, 2001, the Board of Directors established a Search Committee for the purposes of identifying and recommending to the Board a permanent Chief Executive Officer for the Company. This Committee also consists of three directors: Robert J. Stevenish, Laurie M. Shahon and Malcolm L. Sherman, all of whom are "independent" directors. Mr. Stevenish serves as Chairman of this committee.

         The Board of Directors does not have a nominating committee. The Governance Committee performs that function.

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND IS NOT CONSIDERED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, UNLESS EXPRESSLY STATED OTHERWISE.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and independent auditors. The Audit Committee believes that the current composition of the Audit Committee satisfies the applicable rules of the National Association of Securities Dealers, Inc., the ("NASD"), including the requirement that all of the members of the Audit Committee be "independent" as defined in Rule 4200(a)(14) of the NASD's listing standards.

         In connection with the February 2, 2002 financial statements, the Audit
Committee: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors, Deloitte & Touche LLP, the matters required by Statement on Auditing Standards No. 61 (SAS 61 requires the auditors to assure themselves that the Audit Committee receives information regarding the scope and results of the audit); and (iii) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1 relating to the auditor's independence from the Company and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board, and the Board approved, that the Company's audited financial statements for the fiscal year ended February 2, 2002, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

         In December 1999, the Audit Committee approved and the Board, on the recommendation of the Audit Committee, adopted an Audit Committee Charter, which was updated and amended, with Board approval, on March 21, 2001. Such charter, as amended, was attached as Appendix A to the Proxy Statement relating to the Company's 2001 Annual Meeting.

THE AUDIT COMMITTEE
Allan Tofias, Chairman
Robert Stevenish
Malcolm Sherman

       COMPENSATION COMMITTEE INTERLOCKS AND INTERESTED PARTY TRANSACTIONS

         The following directors served on the Compensation Committee of the Board during fiscal 2001: Laurie M. Shahon, Renee M. Love, and James M. Shoemaker, Jr. Ms. Shahon serves as Chairman of this committee. The law firm of Wyche, Burgess, Freeman & Parham, P.A., of which Mr. Shoemaker is a member, serves as the Company's principal outside counsel. Mr. Snyder is Chairman of the Board and is also Chief Executive Officer of the Company.

         On April 16, 1998, Mr. Snyder was appointed to the Board and entered into an agreement with the Company to serve initially as a consultant to the Board, with compensation for such consulting position set at $130,000 per year. Pursuant to this agreement, and following his election to the Board by the stockholders, his consultancy ended and the Board appointed him Non-Executive Chairman, with annual compensation for all Board-related activities of $150,000, together with a bonus based upon pre-tax earnings of the Company. As an inducement to entering into his agreement with the Company, Mr. Snyder received a grant of options with respect to 80,000 shares of Common Stock of the Company, each with an exercise price of $1.77 per share, the average of the high and low prices of the stock as of the date of grant, April 16, 1998. All such remaining options are currently vested. In December 1998, Mr. Snyder's agreement with the Company was amended to provide for an extension of severance benefits upon the occurrence of a "Change of Control" coupled with a "Trigger Event," as such terms are defined in such agreement. Basically, this amendment would extend such severance from a period of 12 months to 24 months. In addition, should a "Change of Control" occur, all of Mr. Snyder's options not yet vested would vest immediately and the risk of forfeiture under his Restricted Stock grants would expire. In 1999 Mr. Snyder's agreement was amended to permit him to participate in the Company's Director Stock Option Plan, and in May 2000 Mr. Snyder's agreement was further amended to permit him to participate in a five-tier bonus plan similar to the Company's Executive Bonus Plan.

         Following Mr. Snyder's appointment as Executive Chairman and interim Chief Executive Officer on January 15, 2001, the Company substantially revised its letter of understanding regarding Mr. Snyder's services as Non-Executive Chairman. This revised letter of understanding, which is dated February 7, 2001, provides that upon appointment of a permanent Chief Executive Officer, Mr. Snyder, in his capacity as Chairman, shall receive: (i) compensation totaling $240,000 per annum, with a bonus to be determined; (ii) a termination payment of $250,000 if relieved of his duties other than as provided for in such letter of understanding; and (iii) a lump sum payment of $500,000 if he is relieved of his duties following a "Change of Control" as defined in this letter of understanding. This letter of understanding was extended for another year by amendment dated February 13, 2002.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The table below lists the Company's current executive officers and describes their business experience.


         Name and Age                                         Position with the Company

         Leonard M. Snyder                                    Executive Chairman and Chief Executive Officer (1)
             54

         Thomas R. Kelly                                      Senior Vice President - Merchandising (2)
             56

         H. Dane Reynolds                                     Senior Vice President and Chief Financial Officer (3)
             51

         Ronald C. Swedin                                     Senior Vice President - Store Operations (4)
             56

(1)    See information under "Election of Directors".

(2)    Mr. Kelly joined the Company on October 30, 2000 as Senior Vice President
       - Merchandising. From 1995 until 2000 Mr. Kelly served in senior management positions at Goody's Family Clothing, Inc., a chain of family specialty stores with annual sales volume in 1999 in excess of $1 billion. At the time of his departure from Goody's, Mr. Kelly was
       Executive Vice President and General Merchandise Manager, with responsibilities for the Merchandise and Planning & Distribution functions.

(3) Mr. Reynolds joined the Company on April 12, 1999. Prior to joining the Company, Mr. Reynolds served as Senior Vice-President at Rack Room Shoes, a retail chain with approximately 340 shoe stores and approximately $400 million in annual sales in 1998, from September 1984 to the end of January 1999, with responsibility for Finance, Information Systems, Human Resources, Real Estate, Distribution and Logistics.

(4) Mr. Swedin joined the Company in March 1992 as Vice President - Store Operations. He was promoted to Senior Vice President - Store Operations in January 1996.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table provides information as of April 23, 2002, regarding stock ownership by the Chief Executive Officer and each other executive officer required to be disclosed in the "Summary Compensation Table" of this Proxy Statement ("Named Executive Officers") and of all current directors and executive officers of the Company, as a group:


                                                                             Amount and Nature
                                                                               of Beneficial            Percentage of Total
Name                                 Principal Occupation                        Ownership              Outstanding Shares (1)
----                                 --------------------                        ---------              ----------------------

Leonard M. Snyder                    Executive Chairman and Chief               [74,427] (3)                        [2.5]%
                                     Executive Officer (2)

                                       9

Thomas R. Kelly                      Senior Vice President -                     10,173 (4)                           (8)
                                     Merchandising


H. Dane Reynolds                     Senior Vice President & Chief               13,688 (5)                           (8)
                                     Financial Officer

Ronald C. Swedin                     Senior Vice President - Store               21,432 (6)                           (8)
                                     Operations

All directors and executive                                                     188,234 (7)                         [6.3]%
officers as a group (10 persons)

(1) Pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, percentages have been computed on the assumption that shares of Common Stock that can be acquired within 60 days of the record date of April 23, 2002 upon the exercise of options or the lapse of the risks of forfeiture under grants of Restricted Stock by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

(2)      See "Election of Directors".

(3) [The figure shown includes 21,429 shares subject to presently exercisable stock options, 18,574 shares of Restricted Stock of which 10,001 carry a risk of forfeiture subject to certain conditions and 25,000 shares of Common Stock with a grant date effective February 28, 2002 which shares may be awarded from shares of Common Stock re-purchased by the Company in the open market pursuant to the Company's Stock Repurchase Program.]

(4) This figure includes 5,715 shares of Common Stock subject to stock options presently exercisable and 1,429 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 23,2002.

(5) This figure includes 10,287 shares of Common Stock subject to stock options presently exercisable and 2,143 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 23, 2002.

(6) This figure includes 13,397 shares of Common Stock subject to stock options presently exercisable and 2,321 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 23, 2002.

(7) This figure includes 82,624 shares of Common Stock subject to stock options presently exercisable, 5,893 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 23, 2002, and 8,574 shares granted pursuant to stock options awarded directors on June 6, 2001, which vest on June 11, 2002 subject to certain conditions.

(8)    Less than one percent (1%).

  The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the pleasure of the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation during fiscal years 2001, 2000, and 1999 of each of the Company's Named Executive Officers.

                                                               SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                          Long-Term Compensation
                                    -----------------------------------------------    -------------------------------------
                                                                                                      Awards
                                                                                       -------------------------------------
                                                                Other Annual           Restricted      Securities       All Other
 Name and                   Fiscal    Salary       Bonus        Compensation          Stock Awards     Underlying     Compensation
 Principal Position          Year      ($)        ($)(1)          ($)(2)                  ($)          Options (#)      ($)(3)
 ------------------         ------   --------     --------      ------------          ------------    -------------   ------------

 Leonard M. Snyder (4)      2001      500,000      190,000           90,254                  4,023              0            16,405
 Executive Chairman &       2000       19,231       50,000                0                 62,341         14,286                 0
 Chief Executive Officer

 Thomas R. Kelly (5)        2001      300,000            0           71,626                      0          2,858             4,697
 Senior Vice President -    2000       75,000            0                0                      0         14,286                 0
 Merchandising

 H. Dane Reynolds (6)       2001      264,192            0                0                      0          4,286            10,714
 Senior Vice President &    2000      249,231            0                0                      0          4,286             7,943
 CFO                        1999      193,846       75,275            8,596                      0         11,429             2,700

 Ronald C. Swedin           2001      245,000            0                0                      0          4,286            15,733
 Senior Vice                2000      242,923            0                0                      0          4,286            10,172
 President-Store            1999      236,000       60,650                0                      0          2,143            10,340
 Operations

 (1) There were no bonuses paid for fiscal 2001under the Company's management bonus plan since the Company did not achieve the minimum level of earnings required to pay bonuses. See "Compensation Committee Report On Executive Compensation". The bonus shown for Mr. Snyder in 2001 was paid pursuant to his individual Employment Contract.

 (2) The amounts shown in this column were paid for reimbursement of taxes and/or relocation expenses. In respect to Mr. Snyder, this amount also includes reimbursements for certain travel and living expenses. The Company's top managers also receive certain non-cash compensation in the form of personal benefits. Although the value of such compensation cannot be determined precisely, the Company has determined that such compensation did not exceed $10,000 to any of the Named Executive Officers during any of fiscal years 2001, 2000, or 1999.

 (3) "All Other Compensation" for 2001 includes the following: (i) contributions of $1,275 to the Company's 401(k) Plan on behalf of each of Messrs. Snyder, Reynolds, and Swedin to match 2001 pre-tax elective deferral contributions (included under "Salary") made by each to such plan; (ii) contributions of $9,500, $33, and $4,937 on behalf of Messrs. Snyder, Reynolds and Swedin for the Company's contributions under the deferred compensation plan; (iii) premium payments of $630, $1,134, $1,041, and $1,586 for the benefit of Messrs. Snyder, Kelly, Reynolds, and Swedin, respectively, in order to continue a level of life insurance coverage not otherwise available under the Company's standard life insurance plan; (iv) premium payments of $294, $4,094, and $2,935 for the benefit of Messrs. Kelly, Reynolds, and Swedin, respectively, in order to continue a level of disability coverage not otherwise available under the Company's standard disability plan; and (v) medical reimbursements in the amounts of $5,000, $3,269, $4,271, and $5,000 to each of Messrs. Snyder, Kelly, Reynolds, and Swedin, respectively.

 (4) Mr. Snyder became Executive Chairman and Chief Executive Officer on January 15, 2001.

 (5)   Mr. Kelly joined the Company in October 2000.

 (6)   Mr. Reynolds joined the Company in April 1999.


STOCK OPTIONS

             The following table sets forth information regarding option grants with respect to Common Stock made by the Company to the Named Executive Officers during fiscal 2001.

                                                      OPTION GRANTS IN LAST FISCAL YEAR

                                                  Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                        Number of          % of Total
                                       Securities           Options
                                       Underlying          Granted to                                        Grant Date
                                         Options            Employees      Exercise Price    Expiration     Present Value
                                       Granted (#)           in 2001          ($/Sh)          Date (1)          ($)(2)
                                       -----------          -------        --------------    ----------     -------------
Leonard M. Snyder                              0            0.0%               --               --                 --
Thomas R. Kelly                            2,858            5.1%              3.15           05/07/2011          5,738
H. Dane Reynolds                           4,286            7.6%              3.15           05/07/2011          8,605
Ronald C. Swedin                           4,286            7.6%              3.15           05/07/2011          8,605

(1) The option plan(s) pursuant to which the options were granted and/or stock option agreements provide for earlier expiration dates under certain conditions.

(2) The grant date present value was calculated using the Black-Scholes option pricing model assuming an expected volatility of 110%, a risk-free rate of return of approximately 3.4 %, a dividend yield of 0%, and an estimated option life of approximately 1.1 years from the exercisability date.


OPTION EXERCISES

             The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the 2001 fiscal year and unexercised options held as of the end of the 2001 fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                         Number of Securities      Value of Unexercised
                                                                        Underlying Unexercised     In-the-Money Options
                                                                            Options at 2001           at 2001 Fiscal
                                                                         Fiscal Year-End (#)           Year-End ($)
                                  Shares Acquired          Value         --------------------          ------------
                                    on Exercise           Realized           Exercisable/              Exercisable/
 Name                                   (#)                 ($)             Unexercisable           Unexercisable (1)
 ----                             ---------------         --------       --------------------      ------------------

 Leonard M. Snyder                       0                   0              21,429 /  14,286                 0 / 0
 Thomas R. Kelly                         0                   0                5,715 / 11,429                 0 / 0
 H. Dane Reynolds                        0                   0                6,573 / 13,428                 0 / 0
 Ronald C. Swedin                        0                   0                12,540 / 8,749                 0 / 0


(1) Based on the difference between the option exercise price and the closing price of the Company's Common Stock on NASDAQ on February 1, 2002, of $2.60.


           EMPLOYMENT CONTRACTS AND DEFERRED COMPENSATION ARRANGEMENTS

             All executive officers of the Company are parties to employment contracts with the Company. The Company entered into an employment contract with Mr. Snyder effective as of January 15, 2001 regarding his services as Executive Chairman and interim Chief Executive Officer. (See "Mr. Snyder's 2001 Compensation" under "Compensation Committee Report on Executive Compensation" below.)

             The Company entered into an employment agreement with Mr. Reynolds on April 12, 1999, which provides for a minimum term of two years, and, as an inducement for Mr. Reynolds to join the Company, a grant of 40,000 stock options. The employment contracts of Messrs. Reynolds, Kelly and Swedin provide for the continuation of base salary for a period of six months after the date of involuntary termination of employment without cause, with provisions for up to an additional six months of severance payments if other employment has not commenced by the end of such six month period. In December 1998, the Board of Directors, upon the unanimous recommendation of the Compensation Committee, approved amendments to the contracts of the then current executive officers. Basically, such amendments provide that, in the event of a "Change of Control" followed by an "Employment Event," as such terms are defined in such contracts, severance payments are extended, all unvested stock options immediately vest, and any restrictions on Restricted Stock lapse.

             The Company's severance agreement with Mr. Larry Kelley, former President and Chief Executive Officer of the Company, provides for Mr. Kelley to receive twelve months of his base salary. The agreement provides for up to an additional six months of such base salary if Mr. Kelley is not employed at the end of such twelve-month period. Mr. Kelley is continuing to receive his base salary, with approximately three months remaining in the final additional six month term.

             In fiscal 1997, the Company entered into a deferred compensation agreement with Mr. Jacobs, the former Chairman of the Board and a founder of the Company, in consideration for his past service to the Company. The agreement provides for payment to Mr. Jacobs, or his beneficiary, of an aggregate of $1,650,000, payable in 120 consecutive monthly payments of $13,750, beginning upon the earlier of Mr. Jacobs' retirement or death. The agreement provides that the entire unpaid portion of the compensation amount becomes immediately due and payable in the event of certain extraordinary corporate transactions described in the agreement. The agreement also contains confidentiality and non-competition provisions.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

             Decisions on compensation of the Company's executives generally are made by the Compensation Committee of the Board. Each member of the Compensation Committee is an "independent" director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. The Compensation Committee is providing the following report.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

             The Company's executive compensation policies are designed to provide incentives to meet the Company's annual and long-term performance goals, recognize individual initiative and achievements, and provide competitive levels of compensation in order to attract and retain qualified executives. The Compensation Committee annually reviews the Company's corporate performance and that of its executives and sets target levels of compensation at its discretion. As a result, the executive officers' actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon Company-wide and individual performance.

             The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are useful tools to align the interests of management with those of the Company's stockholders. Accordingly, the Compensation Committee grants options and, in certain cases, stock, to designated members of the Company's management and provides compensation packages based in part upon personal and earnings goals.

             The Omnibus Budget Reconciliation Act of 1993 denies publicly traded companies the ability to deduct for federal income tax purposes certain compensation paid to top executive officers in excess of $1 million per person per annum. The Compensation Committee intends to administer the Company's executive compensation programs in such a way that compensation for executive officers generally will be fully deductible under the Internal Revenue Code of 1986, as amended, including submitting plans for stockholder approval where necessary and determining compensation on an objective basis. However, in order to maintain flexibility to attract and retain qualified executives, the Compensation Committee may allow for non-deductible compensation.

EXECUTIVE OFFICER COMPENSATION

             The incentive compensation plan for 2001 provided for bonuses based upon individual performance, coupled with corporate performance tied to earnings before interest, taxes, depreciation and amortization ("EBITDA"). In general, the approach has been to tie the percentage of bonus attributable to corporate performance to each individual's level of responsibility and potential impact on such corporate performance. A seven-tier bonus structure was adopted for 2001, with a minimum of $7,500,000 in EBITDA required before any bonus could be earned by an executive officer. The Compensation Committee set a threshold of $15,000,000 in EBITDA for 100% maximum bonuses to be paid. Based upon actual EBITDA in fiscal 2001, the Company did not meet the corporate performance component for bonuses in 2001. Accordingly, no bonus awards were made to Named Executive Officers, other than Mr. Snyder, who received $190,000 pursuant to his employment agreement, as amended, during fiscal 2001. Performance goals are set at the beginning of each fiscal year and communicated to the participating members of the Company's management.

MR. SNYDER'S 2001 COMPENSATION

             Mr. Snyder assumed the position of Executive Chairman and interim Chief Executive Officer pursuant to an employment contract on January 15, 2001 for a minimum term of six months. As interim Chief Executive Officer, Mr. Snyder's compensation, including his base salary of $41,667 per month, was based upon competitive industry factors and recognized the interim nature of his appointment and his agreement to forego other commitments during this period. Consistent with the Compensation Committee's desire to align the interests of senior management with that of the shareholders, as part of Mr. Snyder's initial employment contract he was granted options to purchase 50,000 shares of the Company's Common Stock. Mr. Snyder's initial employment contract also provided for (i) a performance bonus of $40,000 payable at the end of his term upon successful implementation of the Company's restructuring program, including closing of under-performing stores and specified cost reductions; (ii) a separate bonus plan in the event of extension of the contract beyond the minimum six-month term; (iii) a severance payment of $250,000 if Mr. Snyder is terminated without "Cause" (as defined in the contract) and, (iv) a lump-sum payment of $750,000 in the event of a "Change of Control" followed by an "Employment Event," also as defined in his employment contract.

             Such initial employment contract was amended on August 6, 2001, just prior to expiration of the minimum term of Mr. Snyder's contract. In consideration for Mr. Snyder's agreement to continue to serve as Executive Chairman and interim Chief Executive Officer through the end of the Company's 2001 fiscal year, and in recognition of Mr. Snyder's efforts, such amendment provided for: (i) a lump sum payment upon signing of $75,000 and (ii) performance bonuses in the amount of $37,500 on each of November 5, 2001 and February 1, 2002 based upon satisfactory completion of performance objectives established by the Governance Committee, which performance objectives were met.

             At the request of the Board, and pursuant to an amendment of his contract effective February 3, 2002, Mr. Snyder agreed to serve in the capacity of Chairman and Chief Executive Officer for an additional year, through fiscal

2002. Such contract, as revised, provides for: (i) a base salary commensurate with that for fiscal 2001 of $500,000 per annum; (ii) right to participate in the Company's 2002 bonus plan for executives, with a minimum guaranteed bonus of $180,000; (iii) a grant of 25,000 shares of the Company's Common Stock with vesting on a date to be set by the Compensation Committee, which grant may be made from stock previously bought back by the Company under its Stock Repurchase Program; (iv) a tax cash gross-up equal to the greater of $25,000 or 33 1/3% of the value of such shares; (v) continuation of certain living and travel expenses; (vi) payment of $250,000 to Mr. Snyder together with his minimum guaranteed bonus in the event of termination "without cause"; and (vii) in the event of an "Employment Event" arising from a "Change of Control", as such terms are defined in his employment contract, a lump sum payment of $750,000 together with any amount unpaid as of such date with respect to the minimum guaranteed bonus and tax gross-up on Mr. Snyder's stock grant.


COMPENSATION COMMITTEE
Laurie M. Shahon, Chairman
Renee M. Love
James M. Shoemaker, Jr.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG ONE PRICE CLOTHING STORES, INC., RUSSELL 2000
                    INDEX AND NASDAQ RETAIL TRADE STOCK INDEX


PERFORMANCE GRAPH

             The following graph compares the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with cumulative total returns of the Russell 2000 Index (a broad equity market index) and the NASDAQ Retail Trade Stock Index (an industry index). The stock performance shown in the graph below is not necessarily indicative of future price performance.

             The Performance Graph assumes the investment of $100 on December 31, 1996, and the reinvestment of any and all dividends.


                                 [GRAPH OMITTED]



                 Date         One        Nasdaq     Russell
                             Price       Retail      2000
                           Clothing      Trade      Index
                            Stores,      Stocks
                             Inc.
               ----------------------------------------------
               1/31/1997    100.000      100.000    100.000
               ----------------------------------------------
               1/30/1998     59.617      116.629    118.072
               ----------------------------------------------
               1/29/1999    173.066      142.323    118.465
               ----------------------------------------------
               1/28/2000     96.150      114.056    141.829
               ----------------------------------------------
               2/2/2001      28.841       87.679    142.576
               ----------------------------------------------
               2/1/2002      22.855      104.481    138.552
               ----------------------------------------------

                PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                        TO REDUCE AUTHORIZED COMMON STOCK
                                 (PROXY ITEM 2)

         The Board of Directors is seeking stockholder approval of an amendment to the Company's Certificate of Incorporation to reduce its authorized Common Stock from 35,000,000 shares to 10,000,000 shares (the "Certificate Amendment") in the form attached hereto as "EXHIBIT A".

PURPOSE OF THE AMENDMENT

         The purpose of the Certificate Amendment is to reduce the Company's annual franchise tax obligation. In addition, such reduction conforms to the reverse stock split approved by the shareholders in September 2001 which was effected at a ratio of 3.5:1. By reducing its authorized capital to 10,000,000, the Company's annual franchise tax will be reduced by approximately $80,000 per year. The Board of Directors believes that such cost savings is in the best interest of the Company and its shareholders.

EFFECTIVE DATE OF THE CERTIFICATE AMENDMENT

         If this proposal is approved by stockholders, the Company will file its amendment to the Certificate of Incorporation with the Secretary of State of Delaware, at which time the amendment would become effective.

         Accordingly, the Board of Directors adopted resolutions declaring the advisability of, and hereby submits to the Company's stockholders for approval, a proposal to amend the Company's Certificate of Incorporation to reduced its authorized Common Stock from 35,000,000 to 10,000,000.

VOTE REQUIRED

         The affirmative vote of the holders of the majority of our outstanding shares of Common Stock is required for approval of the Certificate Amendment. Broker non-votes and abstentions will not be counted as having been voted for the proposal.


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT REDUCING THE AUTHORIZED COMMON STOCK.

DISSENTERS' RIGHTS

         Stockholders have no right under Delaware law or our Certificate of Incorporation or bylaws to exercise dissenters' rights of appraisal with respect to the Certificate Amendment.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

             Stockholders wishing to submit a proposal for action at the 2002 annual meeting of stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the Company at its principal executive offices not later than January 10, 2003, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals.

             Pursuant to the Company's By-Laws, stockholders wishing to submit a proposal for action at the Company's 2002 annual meeting of stockholders, but who do not wish the proposal included in the Company's proxy materials relating thereto, or who miss the deadline for inclusion in the Company's proxy materials, must provide a written copy of the proposal to the Company at its principal executive offices (at the address specified below) not later than 45 days prior to the 2003 annual meeting of stockholders (which meeting is currently scheduled for June 11, 2003). All proposals submitted after this deadline will be considered untimely. The Company will provide a copy of its By-Laws free of charge at the request of any stockholder. Any such request should be directed to One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary.


                              FINANCIAL INFORMATION

             The Company's 2001Annual Report to Stockholders (the "2001Annual Report") is being mailed to the Company's stockholders with this Proxy Statement.

             The Company will provide without charge to any stockholder of record as of April 23, 2002, who so requests in writing, a copy of the 2001 Annual Report or the Company's 2001Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission. Upon payment of a reasonable copying charge, the Company will provide such stockholder with copies of exhibits to the 2001Annual Report on Form 10-K. Any such request should be directed to One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary. Copies may also be obtained online at http://www.oneprice.com.

                                    AUDITORS

             The Board of Directors has appointed the accounting firm of Deloitte & Touche, LLP as independent auditors for the Company's 2002 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

             AUDIT FEES

             The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $172,500

             FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

             There were no fees billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Deloitte & Touche LLP for the most recent fiscal year.

             ALL OTHER FEES

             The aggregate fees billed for all professional services rendered by
Deloitte & Touche LLP for the most recent fiscal year other than those described in the prior two paragraphs were approximately $46,040 ($26,640 for other audit related services and $19,400 for tax services). The Audit Committee has considered whether the provision of these services is compatible with maintaining Deloitte & Touche's independence.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

             Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year, and written representations that no Forms 5 were required, the Company believes that except for filings on Form 5 arising from the grant of stock options and restricted stock to Directors and Executive Officers in 2001, which filings were made approximately one month late due to an administrative oversight, all of its executive officers, directors and persons who may have been deemed to be greater than 10% stockholders during the year have timely made all filings required to be made under Section 16(a) of the Securities Exchange Act of 1934, as amended.

                                     GENERAL

             Management does not know of any other matters to be presented at the Annual Meeting for action by stockholders. If, however, any other matters requiring a vote of the stockholders are properly presented at the meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

             The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mail, certain officers and regular employees of the Company may solicit, for no additional compensation, the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses in so doing. The Company has engaged Georgeson Shareholder to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $5,000, plus reasonable out-of-pocket expenses.

             A list of stockholders entitled to be present and vote at the meeting will be available at the offices of the Company, 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, for inspection by stockholders during regular business hours from May 31, 2002 to the date of the Annual Meeting. The list also will be available during the meeting for inspection by stockholders who are present.

             Whether or not you expect to be present in person, you are requested to mark, sign, date and return the enclosed proxy card promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

             The above Notice and Proxy Statement are sent by order of the Board of Directors.




                                         Grant H. Gibson
                                         Secretary

Duncan, South Carolina
May 10, 2002

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT OF THE
                         CERTIFICATE OF INCORPORATION OF
                         ONE PRICE CLOTHING STORES, INC.

         One Price Clothing Stores, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), does hereby certify:

                                       I.

         The name of the Corporation is One Price Clothing Stores, Inc. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of Delaware on April 6, 1987, and was amended on April 8, 1987, again on May 4, 1993, and again on September 4, 2001 (as amended, the "Certificate of Incorporation").

                                       II.

         Pursuant to Section 242 of the Delaware  General  Corporation Law, this
Certificate  of  Amendment   amends  the   provisions  of  the   Certificate  of
Incorporation.

                                      III.

         The terms and provisions of this Certificate of Amendment: (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein; and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

                                       IV.

         Article IV(a) of the Certificate of Incorporation is hereby deleted and replaced with the following:

         (a) The total number of shares of capital stock which the Corporation is authorized to issue is ten million, five hundred thousand (10,500,000) divided into two classes as follows:

                  (1) Ten million (10,000,000) shares of common stock, $.01 par value per share ("Common Stock"); and

                  (2) Five hundred thousand (500,000) shares of preferred stock, $.01 par value per share ("Preferred Stock").

         IN WITNESS WHEREOF, this Certificate of Amendment, which amends certain provisions of the Certificate of Incorporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Chief Executive Officer, as of the 12th day of June, 2002.

                                           Leonard M. Snyder
                                           Chief Executive Officer

                         ONE PRICE CLOTHING STORES, INC.

                          ANNUAL MEETING, JUNE 12, 2002

     P The undersigned stockholder of One Price Clothing Stores, Inc. (the R "Company"), a Delaware corporation, hereby constitutes and appoints O Leonard M. Snyder and Grant H. Gibson, and each of them, attorneys X and proxies on behalf of the undersigned to act and vote at the
     Y annual meeting of stockholders to be held at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on June 12, 2002 at 10:00 a.m. local time, and any adjournment thereof, and the undersigned instructs said attorneys to vote:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2
                                                  ---

       PLEASE SIGN
       ON REVERSE     1.  ELECTION OF DIRECTORS
       SIDE AND
       RETURN IN
       THE ENCLOSED   ___ FOR all nominees listed below    ___ WITHHOLD AUTHORITY to vote for
       POSTAGE-PAID       (except as marked to the             all nominees listed below
       ENVELOPE           contrary below)

                      Leonard M. Snyder, Renee M. Love, Laurie M. Shahon, Malcolm L. Sherman, James M. Shoemaker, Jr.,
                      Robert J. Stevenish and Allan Tofias

          (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


                      2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES FROM 35,000,000 TO 10,000,000.

                      |_| For             |_| Against          |_| Abstain

                      3. At their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

                      Either of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

                                           (over)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONE PRICE CLOTHING STORES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY, FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AND IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER MATTERS OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 10, 2002.

                            Dated this ________ day of __________________, 2002.


                                        --------------------------------
                                                  (Signature)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    NOTE: Signature(s) should agree with name(s) as printed on stock certificate. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign full corporate name by President or other authorized officer. When shares are held jointly, both should sign. If a partnership, please sign the name by authorized person.


     PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY. THANK YOU.